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                                                                    Exhibit 23.3



                         CONSENT OF INDEPENDENT AUDITORS


We consent to the incorporation by reference in the Registration Statement (Form S-8 No. 333-10225) pertaining to the Savings and Security Plan of the Lockport and Waterbury Facilities of Allegheny Ludlum Corporation, Savings and Security Plan of the Tubular Products/Plate Products Divisions of Allegheny Ludlum Corporation, Allegheny Ludlum Corporation Personal Retirement and 401(k) Savings Account Plan, 401(k) Savings Account Plan for Employees of the Washington Plant and Allegheny Ludlum Retirement Savings Plan of our report dated June 5, 1998 with respect to the financial statements and schedules of the Savings and Security Plan of the Lockport and Waterbury Facilities of Allegheny Ludlum Corporation, Savings and Security Plan of the Tubular Products/Plate Products Divisions of Allegheny Ludlum Corporation, Allegheny Ludlum Corporation Personal Retirement and 401(k) Savings Account Plan, 401(k) Savings Account Plan for Employees of the Washington Plant and Allegheny Ludlum Retirement Savings Plan Teledyne 401(k) Plan and in the Registration Statement (Form S-8 No. 333-10227) pertaining to the Teledyne 401(k) Plan of our report dated June 5, 1998 with respect to the financial statements and schedules of the Teledyne 401(k) Plan and in the Registration Statement, as amended (Form S-8 No. 333-48649) pertaining to the Oregon Metallurgical Corporation Savings Plan of our report dated June 15, 1998 with respect to the financial statements and schedules of the Oregon Metallurgical Corporation Savings Plan, all of which are included in the Annual Report on Form 10-K/A (Amendment No. 1) for the year ended December 31, 1997.


                                          /s/ ERNST & YOUNG LLP


Pittsburgh, Pennsylvania
June 26, 1998



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                                                                    Exhibit 23.4


                       CONSENT OF INDEPENDENT ACCOUNTANTS


We consent to the incorporation by reference in the registration statement of Allegheny Teledyne Incorporated on Form S-8 (File No. 333-48649) of our report, dated June 10, 1997, on our audit of the financial statements of Oregon Metallurgical Corporation Savings Plan as of December 31, 1996, and for the year then ended, which report is incorporated by reference in this Annual Report on Form 10-K, as amended.


                                        /s/ COOPERS & LYBRAND L.L.P.
                                        ----------------------------
                                        Coopers & Lybrand L.L.P.



Portland, Oregon
June 19, 1998





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